Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2015 Fund
June 30, 2023
AFF15-NPRT1-0823
1.818355.118
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $896,653)	900,000	896,990

Domestic Equity Funds - 18.3%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	892,898	13,197,039
Fidelity Advisor Series Growth Opportunities Fund (c)	814,293	9,323,658
Fidelity Advisor Series Small Cap Fund (c)	454,102	5,244,873
Fidelity Series All-Sector Equity Fund (c)	460,111	4,771,349
Fidelity Series Commodity Strategy Fund (c)	41,053	3,973,926
Fidelity Series Large Cap Stock Fund (c)	1,016,783	19,217,204
Fidelity Series Large Cap Value Index Fund (c)	141,973	2,054,351
Fidelity Series Opportunistic Insights Fund (c)	665,656	11,429,316
Fidelity Series Small Cap Core Fund (c)	3,979	40,863
Fidelity Series Small Cap Opportunities Fund (c)	498,445	6,419,974
Fidelity Series Stock Selector Large Cap Value Fund (c)	961,317	12,093,362
Fidelity Series Value Discovery Fund (c)	835,571	12,383,155
TOTAL DOMESTIC EQUITY FUNDS (Cost $72,466,979)		100,149,070

International Equity Funds - 20.7%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	512,796	7,312,474
Fidelity Series Emerging Markets Fund (c)	711,805	5,915,100
Fidelity Series Emerging Markets Opportunities Fund (c)	2,201,686	37,318,586
Fidelity Series International Growth Fund (c)	1,177,517	19,346,606
Fidelity Series International Small Cap Fund (c)	315,449	5,119,742
Fidelity Series International Value Fund (c)	1,748,315	19,336,364
Fidelity Series Overseas Fund (c)	1,543,416	19,354,433
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $84,428,541)		113,703,305

Bond Funds - 55.1%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	4,896,261	46,171,745
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	3,739,527	29,542,260
Fidelity Series Emerging Markets Debt Fund (c)	382,981	2,834,061
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	100,006	940,054
Fidelity Series Floating Rate High Income Fund (c)	51,086	457,734
Fidelity Series High Income Fund (c)	348,253	2,852,195
Fidelity Series International Credit Fund (c)	80,405	619,923
Fidelity Series International Developed Markets Bond Index Fund (c)	2,446,653	20,992,286
Fidelity Series Investment Grade Bond Fund (c)	17,461,935	173,746,252
Fidelity Series Long-Term Treasury Bond Index Fund (c)	3,810,834	22,941,223
Fidelity Series Real Estate Income Fund (c)	80,675	772,871
TOTAL BOND FUNDS (Cost $333,557,066)		301,870,604

Short-Term Funds - 5.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	700,262	700,402
Fidelity Series Government Money Market Fund 5.17% (c)(e)	26,715,340	26,715,340
Fidelity Series Short-Term Credit Fund (c)	443,233	4,259,468
TOTAL SHORT-TERM FUNDS (Cost $31,814,718)		31,675,210

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $523,163,957)	548,295,179
NET OTHER ASSETS (LIABILITIES) - 0.0%	(190,034)
NET ASSETS - 100.0%	548,105,145

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	109	Sep 2023	12,236,953	(212,323)	(212,323)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	125	Sep 2023	13,386,719	(203,418)	(203,418)

TOTAL PURCHASED					(415,741)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	18	Sep 2023	4,039,425	(83,820)	(83,820)
ICE MSCI EAFE Index Contracts (United States)	28	Sep 2023	3,017,700	(22,395)	(22,395)
ICE MSCI Emerging Markets Index Contracts (United States)	99	Sep 2023	4,939,605	51,352	51,352

TOTAL SOLD					(54,863)

TOTAL FUTURES CONTRACTS					(470,604)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $896,990.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	1,009,022	3,617,112	3,925,732	12,617	-	-	700,402	0.0%
Total	1,009,022	3,617,112	3,925,732	12,617	-	-	700,402

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	13,718,007	27,131	2,054,049	-	426,191	1,079,759	13,197,039
Fidelity Advisor Series Growth Opportunities Fund	9,700,857	25,392	1,650,653	-	(43,022)	1,291,084	9,323,658
Fidelity Advisor Series Small Cap Fund	5,467,870	170,333	595,762	-	22,945	179,487	5,244,873
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	45,455,669	2,786,449	1,781,709	-	(26,168)	(262,496)	46,171,745
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	31,400,433	256,476	1,469,987	4,476	(355,473)	(289,189)	29,542,260
Fidelity Series All-Sector Equity Fund	4,959,151	9,820	654,880	-	65,760	391,498	4,771,349
Fidelity Series Canada Fund	7,519,002	163,726	656,355	-	133,765	152,336	7,312,474
Fidelity Series Commodity Strategy Fund	3,846,609	382,632	164,569	-	(123,691)	32,945	3,973,926
Fidelity Series Emerging Markets Debt Fund	2,863,781	64,240	112,572	42,636	(24,862)	43,474	2,834,061
Fidelity Series Emerging Markets Debt Local Currency Fund	967,722	1,919	57,486	-	(5,938)	33,837	940,054
Fidelity Series Emerging Markets Fund	5,719,910	89,004	-	-	-	106,186	5,915,100
Fidelity Series Emerging Markets Opportunities Fund	38,695,019	-	2,466,329	-	249,828	840,068	37,318,586
Fidelity Series Floating Rate High Income Fund	464,117	11,377	22,365	10,249	(1,703)	6,308	457,734
Fidelity Series Government Money Market Fund 5.17%	25,690,921	2,549,634	1,525,215	322,784	-	-	26,715,340
Fidelity Series High Income Fund	2,920,185	49,456	120,774	43,361	(4,092)	7,420	2,852,195
Fidelity Series International Credit Fund	620,850	4,707	-	4,708	-	(5,634)	619,923
Fidelity Series International Developed Markets Bond Index Fund	21,759,523	383,662	873,817	304,374	(133,115)	(143,967)	20,992,286
Fidelity Series International Growth Fund	19,867,400	39,910	1,339,487	-	556,272	222,511	19,346,606
Fidelity Series International Small Cap Fund	5,470,913	10,937	434,634	-	166,199	(93,673)	5,119,742
Fidelity Series International Value Fund	19,768,611	305,149	1,552,335	-	219,180	595,759	19,336,364
Fidelity Series Investment Grade Bond Fund	177,227,173	5,732,953	6,781,402	1,714,379	(390,509)	(2,041,963)	173,746,252
Fidelity Series Large Cap Stock Fund	19,904,752	39,674	2,070,208	-	764,319	578,667	19,217,204
Fidelity Series Large Cap Value Index Fund	2,075,681	67,053	173,329	-	32,284	52,662	2,054,351
Fidelity Series Long-Term Treasury Bond Index Fund	23,802,303	769,485	908,023	173,411	(267,359)	(455,183)	22,941,223
Fidelity Series Opportunistic Insights Fund	11,829,773	23,504	1,547,997	-	395,843	728,193	11,429,316
Fidelity Series Overseas Fund	19,848,535	39,910	1,407,843	-	264,049	609,782	19,354,433
Fidelity Series Real Estate Income Fund	1,003,375	16,592	254,136	14,420	(12,903)	19,943	772,871
Fidelity Series Short-Term Credit Fund	4,482,461	42,022	247,469	29,532	(3,148)	(14,398)	4,259,468
Fidelity Series Small Cap Core Fund	-	41,104	2,058	24	(52)	1,869	40,863
Fidelity Series Small Cap Opportunities Fund	6,693,381	117,490	728,101	-	135,649	201,555	6,419,974
Fidelity Series Stock Selector Large Cap Value Fund	12,512,016	117,152	1,084,111	-	88,289	460,016	12,093,362
Fidelity Series Value Discovery Fund	12,783,295	216,607	990,042	-	84,084	289,211	12,383,155
	559,039,295	14,555,500	33,727,697	2,664,354	2,212,622	4,618,067	546,697,787

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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